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                                                                EXHIBIT 10.25
                                                                Note 1



$100,000      South El Monte, California    December 20, 1995

   For value received, Lee Pharmaceuticals promises to pay Mark Di Salvo or order, at South El Monte, California the sum of ONE HUNDRED THOUSAND DOLLARS, with interest from December 22, 1995, on unpaid principal at the rate of fifteen (15) per cent per annum; principal payable on July 22, 1996.
Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. This note is secured by the product brands BIKINI.BARE-Registered Trademark- .and.NOSE.BETTER-Registered Trademark-.

    December 28, 1995             Ronald G. Lee
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    Date                          Lee Pharmaceuticals - Ronald G. Lee


    December 29, 1995             Michael L. Agresti
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    Date                          Lee Pharmaceuticals - Michael L. Agresti


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                                                                   EXHIBIT 10.25
                                                                   Note 2




                                    STRAIGHT NOTE


    $100,000       South El Monte, California    February 16, 1996

    For value received, Lee Pharmaceuticals promises to pay Mark Di Salvo or order, at South El Monte, California the sum of ONE HUNDRED THOUSAND DOLLARS, with interest from February 20, 1996, on unpaid principal at the rate of fifteen
(15) per cent per annum; principal payable on January 31, 1998. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. This note is secured by the product brand.




    February 23, 1996             Ronald G. Lee
-------------------------------  ----------------------------------------
    Date                          Lee Pharmaceuticals - Ronald G. Lee


    February 26, 1996             Michael L. Agresti
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    Date                          Lee Pharmaceuticals - Michael L. Agresti